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EXHIBIT 4.14

FORM OF CLOSING INSTRUMENT

i

        WHEREAS, the parties named herein desire to enter into certain documents relating to the issuance by Allstate Life Global Funding Trust [            ]—[    ] (the "Trust") of Notes to investors under Allstate Life Global Funding's ("Global Funding") secured medium term notes program;

        WHEREAS, the Notes will be issued pursuant to the Indenture (set forth in Part A herein), dated as of the Original Issue Date specified in the Pricing Supplement (the "Original Issue Date"), between the parties thereto indicated in Part X herein;

        WHEREAS, the Funding Note will be issued pursuant to the Funding Note Indenture (set forth in Part B herein), dated as of the Original Issue Date, between the parties thereto indicated in Part X herein;

        WHEREAS, certain arrangements relating to the assignment of the Funding Agreement(s) by Global Funding to J.P. Morgan Trust Company, National Association, as funding note indenture trustee (the "Funding Note Indenture Trustee") are set forth in the Assignment of Funding Agreement(s) to the Funding Note Indenture Trustee (set forth in Part C herein), dated as of the Original Issue Date, among the parties thereto indicated in Part X herein;

        WHEREAS, certain arrangements relating to Allstate Life Insurance Company's ("Allstate Life") acknowledgement of the assignment of the Funding Agreement(s) from Global Funding to the Funding Note Indenture Trustee are set forth in the Acknowledgement of Funding Agreement(s) Assignment to the Funding Note Indenture Trustee (set forth in Part D herein), dated as of the Original Issue Date, among the parties thereto indicated in Part X herein;

        WHEREAS, certain arrangements relating to the transfer of the Funding Agreement(s) by the Funding Note Indenture Trustee to Global Funding are set forth in the Transfer of Funding Agreement(s) to Global Funding (set forth in Part E herein), dated as of the Original Issue Date, among the parties thereto indicated in Part X herein;

        WHEREAS, certain arrangements relating to Allstate Life's acknowledgement of the transfer of the Funding Agreement(s) from the Funding Note Indenture Trustee to Global Funding are set forth in the Acknowledgement of Funding Agreement(s) Transfer to Global Funding (set forth in Part F herein), dated as of the Original Issue Date, among the parties thereto indicated in Part X herein;

        WHEREAS, certain arrangements relating to the transfer of the Funding Agreement(s) by Global Funding to the Trust are set forth in the Transfer of Funding Agreement(s) to the Trust (set forth in Part G herein), dated as of the Original Issue Date, among the parties thereto indicated in Part X herein;

        WHEREAS, certain arrangements relating to Allstate Life Insurance Company's ("Allstate Life") acknowledgement of the transfer of the Funding Agreement(s) from Global Funding to the Trust are set forth in the Acknowledgement of Funding Agreement(s) Transfer to the Trust (set forth in Part H herein), dated as of the Original Issue Date, among the parties thereto indicated in Part X herein;

        WHEREAS, certain arrangements relating to the assignment of the Funding Agreement(s) by the Trust to the Indenture Trustee are set forth in the Assignment of Funding Agreement(s) to the Indenture Trustee (set forth in Part I herein), dated as of the Original Issue Date, among the parties thereto indicated in Part X herein;

        WHEREAS, certain arrangements relating to Allstate Life's acknowledgement of the assignment of the Funding Agreement(s) from the Trust to the Indenture Trustee are set forth in the Acknowledgement of Funding Agreement(s) Assignment to the Indenture Trustee (set forth in Part J herein), dated as of the Original Issue Date, among the parties thereto indicated in Part X herein;

ii

        WHEREAS, certain certifications of the Indenture Trustee concerning custody of the Funding Agreement(s) are set forth in the Certificate Regarding Custody of the Funding Agreement(s) (set forth in Part K herein), dated as of the Original Issue Date;

        WHEREAS, certain instructions of the Trust relating to the authentication, registration, acceptance and retention of the certificate(s) representing the Notes are set forth in the Instructions of the Trust (set forth in Part L herein), dated as of the Original Issue Date, between the parties thereto indicated in Part X herein;

        WHEREAS, certain arrangements relating to Allstate Life's acknowledgement of the receipt, authentication, acceptance and retention of the certificate(s) representing the Notes are set forth in the Acknowledgment of Indenture Trustee Concerning the Note Certificate (set forth in Part M herein), dated as of the Original Issue Date;

        WHEREAS, certain arrangements relating to the Indenture Trustee's acknowledgement of the receipt and retention of the Funding Agreement(s) are set forth in the Certificate of Indenture Trustee Concerning the Funding Agreement(s) (set forth in Part N herein), dated as of the Original Issue Date;

        WHEREAS, certain certifications of Global Funding pursuant to the Distribution Agreement are set forth in the Certificate of Global Funding Pursuant to Section 6(c) of the Distribution Agreement (set forth in Part O herein), dated as of the Original Issue Date;

        WHEREAS, certain certifications of Allstate Life pursuant to the Distribution Agreement are set forth in the Officer's Certificate of Allstate Life Insurance Company Pursuant to Section 6(d) of the Distribution Agreement (set forth in Part P herein), dated as of the Original Issue Date;

        WHEREAS, certain certifications of the Secretary of Allstate Life are set forth in the Secretary's Certificate of Allstate Life Insurance Company (set forth in Part Q herein), dated as of the Original Issue Date;

        WHEREAS, certain certifications of the Indenture Trustee concerning corporate matters are set forth in the Certificate of Indenture Trustee Concerning Corporate Matters (set forth in Part R herein), dated as of the Original Issue Date;

        WHEREAS, certain certifications of AMACAR Pacific Corp. are set forth in the Certificate of AMACAR Pacific Corp. (set forth in Part S herein), dated as of the Original Issue Date;

        WHEREAS, the acknowledgments of the cross-receipt between the Trust and the Agent(s) are set forth in the Cross-Receipt between the Trust and the Agent(s) (set forth in Part T herein), dated as of the Original Issue Date;

        WHEREAS, the acknowledgments of the cross-receipt between the Trust and Global Funding are set forth in the Cross-Receipt between the Trust and Global Funding (set forth in Part U herein), dated as of the Original Issue Date;

        WHEREAS, the acknowledgments of the cross-receipt between Global Funding and Allstate Life are set forth in the Cross-Receipt between Global Funding and Allstate Life (set forth in Part V herein), dated as of the Original Issue Date; and

        WHEREAS, the acknowledgments of the cross-receipt between Global Funding and the Trust are set forth in the Cross-Receipt between Global Funding and the Trust (set forth in Part W herein), dated as of the Original Issue Date.

        All capitalized terms used in the above recitals and not otherwise defined will have the meanings set forth in the Standard Indenture Terms attached to this Closing Instrument as Exhibit A.

iii

PART A
INDENTURE

        This INDENTURE (together with the Standard Indenture Terms (as defined below), the "Indenture") is entered into as of the Original Issue Date specified in the Pricing Supplement attached to the Series Instrument for the Trust as Annex A (the "Pricing Supplement"), between the Allstate Life Global Funding Trust specified in this Closing Instrument (the "Trust") and J.P. Morgan Trust Company, National Association, as indenture trustee (the "Indenture Trustee").

        J.P. Morgan Trust Company, National Association in its capacity as Indenture Trustee, hereby accepts its role as Registrar, Paying Agent and Calculation Agent hereunder.

        References herein to "Indenture Trustee," "Registrar," "Paying Agent" or "Calculation Agent" shall include the permitted successors and assigns of any such entity from time to time.

W I T N E S S E T H:

        WHEREAS, the Trust has duly authorized the execution and delivery of this Indenture to provide for the issuance of the secured notes referred to in Section 2.2 below (the "Notes");

        WHEREAS, all things necessary to make this Indenture a valid and legally binding agreement of the Trust and the other parties to this Indenture, enforceable in accordance with its terms, have been done, and the Trust proposes to do all things necessary to make the Notes, when executed by the Trust and authenticated and delivered pursuant hereto, valid and legally binding obligations of the Trust as hereinafter provided; and

        WHEREAS, the parties hereto desire to incorporate by reference those certain Standard Indenture Terms attached to this Closing Instrument as Exhibit A (the "Standard Indenture Terms").

        NOW, THEREFORE, for and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed by the parties hereto as follows:

ARTICLE 1

        Section 1.1 INCORPORATION BY REFERENCE. All terms, provisions and agreements set forth in the Standard Indenture Terms (except to the extent expressly modified hereby) are hereby incorporated herein by reference (as if fully set forth herein). Should any portion of the Standard Indenture Terms conflict with the terms of this Indenture, the terms of this Indenture shall prevail. References herein to Articles, Sections or Exhibits shall refer respectively to the articles, sections or exhibits of the Standard Indenture Terms, unless otherwise expressly provided.

        Section 1.2 DEFINITIONS. "Closing Instrument" means the Closing Instrument in which this Indenture is included as Part A. All capitalized terms not otherwise defined in this Indenture shall have the meanings set forth in the Standard Indenture Terms.

ARTICLE 2

        Section 2.1 AGREEMENT TO BE BOUND. Each of the Trust, the Indenture Trustee, the Registrar, the Paying Agent and the Calculation Agent hereby agrees to be bound by all of the terms, provisions and agreements set forth herein, with respect to all matters contemplated herein, including, without limitation, those relating to the issuance of the Notes.

        Section 2.2 DESIGNATION OF THE TRUST AND THE NOTES. The Trust referred to in this Indenture is the Allstate Life Global Funding Trust specified in this Closing Instrument. The Notes issued by the Trust and governed by this Indenture shall be the Notes specified in the Pricing Supplement.

        Section 2.3 COMPENSATION. The Indenture Trustee shall be entitled to receive the fees specified in the Indenture Trustee Service Fee Schedule, which is attached as Annex A to this Closing Instrument.

        Section 2.4 ADDITIONAL TERMS. None.

        Section 2.5 CLOSING INSTRUMENT; EXECUTION AND INCORPORATION OF TERMS. The parties to this Indenture will enter into this Indenture by executing this Closing Instrument.

        By executing the signature page thereto, the Indenture Trustee and the Trust hereby agree that this Indenture will constitute a legal, valid and binding agreement between the Indenture Trustee and the Trust.

        All terms relating to the Trust or the Notes not otherwise included in this Indenture will be as specified in this Closing Instrument or the Pricing Supplement, as indicated herein.

        Section 2.6 COUNTERPARTS. This Indenture, through this Closing Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute one and the same instrument.

PART B
FUNDING NOTE INDENTURE

        This FUNDING NOTE INDENTURE (together with the Standard Funding Note Indenture Terms (as defined below), the "Funding Note Indenture") is entered into as of the Original Issue Date specified in the Pricing Supplement attached to the Series Instrument for the Trust as Annex A (the "Pricing Supplement"), between Allstate Life Global Funding ("Global Funding") and J.P. Morgan Trust Company, National Association, as funding note indenture trustee (the "Funding Note Indenture Trustee").

        J.P. Morgan Trust Company, National Association in its capacity as Funding Note Indenture Trustee, hereby accepts its role as Funding Note Registrar, Funding Note Paying Agent and Funding Note Calculation Agent hereunder.

        References herein to "Funding Note Indenture Trustee," "Funding Note Registrar," "Funding Note Paying Agent" or "Funding Note Calculation Agent" shall include the permitted successors and assigns of any such entity from time to time.

W I T N E S S E T H:

        WHEREAS, Global Funding has duly authorized the execution and delivery of this Funding Note Indenture to provide for the issuance of the funding note referred to in Section 2.2 below (the "Funding Note");

        WHEREAS, all things necessary to make this Funding Note Indenture a valid and legally binding agreement of Global Funding and the other parties to this Funding Note Indenture, enforceable in accordance with its terms, have been done, and Global Funding proposes to do all things necessary to make the Funding Note, when executed by Global Funding and authenticated and delivered pursuant hereto, valid and legally binding obligations of Global Funding as hereinafter provided; and

        WHEREAS, the parties hereto desire to incorporate by reference those certain Standard Funding Note Indenture Terms attached to this Closing Instrument as Exhibit B (the "Standard Funding Note Indenture Terms").

        NOW, THEREFORE, for and in consideration of the premises and the purchase of the Funding Note by the Holder thereof, it is mutually covenanted and agreed by the parties hereto as follows:

ARTICLE 1

        Section 1.1 INCORPORATION BY REFERENCE. All terms, provisions and agreements set forth in the Standard Funding Note Indenture Terms (except to the extent expressly modified hereby) are hereby incorporated herein by reference (as if fully set forth herein). Should any portion of the Standard Funding Note Indenture Terms conflict with the terms of this Funding Note Indenture, the terms of this Funding Note Indenture shall prevail. References herein to Articles, Sections or Exhibits shall refer respectively to the articles, sections or exhibits of the Standard Funding Note Indenture Terms, unless otherwise expressly provided.

        Section 1.2 DEFINITIONS. "Closing Instrument" means the Closing Instrument in which this Funding Note Indenture is included as Part B. All capitalized terms not otherwise defined in this Funding Note Indenture shall have the meanings set forth in the Standard Funding Note Indenture Terms.

ARTICLE 2

        Section 2.1 AGREEMENT TO BE BOUND. Each of Global Funding, the Funding Note Indenture Trustee, the Funding Note Registrar, the Funding Note Paying Agent and the Funding Note Calculation Agent hereby agrees to be bound by all of the terms, provisions and agreements set forth herein, with respect to all matters contemplated herein, including, without limitation, those relating to the issuance of the Funding Note.

        Section 2.2 ADDITIONAL TERMS. None.

        Section 2.3 CLOSING INSTRUMENT; EXECUTION AND INCORPORATION OF TERMS. The parties to this Funding Note Indenture will enter into this Funding Note Indenture by executing this Closing Instrument.

        By executing the signature page thereto, the Funding Note Indenture Trustee and Global Funding hereby agree that this Funding Note Indenture will constitute a legal, valid and binding agreement between the Funding Note Indenture Trustee and Global Funding.

        All terms relating to Global Funding or the Funding Note not otherwise included in this Funding Note Indenture will be as specified in this Closing Instrument.

        Section 2.4 COUNTERPARTS. This Funding Note Indenture, through this Closing Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute one and the same instrument.

PART C
ASSIGNMENT OF FUNDING AGREEMENT(S)
TO THE FUNDING NOTE INDENTURE TRUSTEE

        With respect to the Funding Note Indenture set forth in Part B of this Closing Instrument (the "Funding Note Indenture") between Allstate Life Global Funding ("Global Funding") and J.P. Morgan Trust Company, National Association, as funding note indenture trustee (the "Funding Note Indenture Trustee") and in furtherance of the grant to the Funding Note Indenture Trustee for the benefit and security of each Holder of the Funding Note, subject to its right to assign the Funding Agreement(s) to the Allstate Life Global Funding Trust specified in this Closing Instrument (the "Trust") in accordance with the terms of the Funding Note and the Coordination Agreement (as defined below) Global Funding hereby assigns, as of the Original Issue Date specified in the Pricing Supplement attached to the Series Instrument for the Trust as Annex A, to the Funding Note Indenture Trustee all of its rights and interests of every nature as the Owner (as defined in the Funding Agreement(s)) under the Funding Agreement(s), attached as Exhibit C to this Closing Instrument. Global Funding hereby notifies Allstate Life Insurance Company ("Allstate Life") of the assignment of the Funding Agreement(s) to the Funding Note Indenture Trustee effected hereby and requests that Allstate Life consent to such assignment, and Allstate Life hereby gives consent to such assignment.

        Each of Global Funding, the Funding Note Indenture Trustee and Allstate Life hereby agrees that, upon giving effect to the assignment described above (the "Assignment"), the Funding Note Indenture Trustee shall be a party to and the "Owner" under the Funding Agreement(s) and shall be the assignee of the rights and interests of Global Funding under the Funding Agreement(s).

        The Funding Note Indenture Trustee hereby represents and covenants that the Funding Agreement(s) will be held by the Funding Note Indenture Trustee at its registered office in Chicago, Illinois.

        Each of Global Funding, the Funding Note Indenture Trustee and Allstate Life hereby agrees that the Assignment shall not be effective until the conditions precedent to assignment set forth in Section 5 of the Funding Agreement(s) (other than the giving by Allstate Life of its consent to this Assignment) have been complied with by Global Funding, the Funding Note Indenture Trustee and Allstate Life, as the case may be. Each of Global Funding and the Funding Note Indenture Trustee hereby undertakes to take all actions necessary to comply with such conditions, and Allstate Life hereby affirms that it will promptly change its books and records to reflect the Assignment upon receipt of documents required under the Funding Agreement(s).

        Each of Global Funding, the Funding Note Indenture Trustee and Allstate Life agrees that [concurrently] [in connection] with the assignment of the Funding Agreement(s) by Global Funding to the Trust, and the surrender and cancellation of the Funding Note, in accordance with the terms of the Funding Note and the Coordination Agreement (as defined below) the Assignment will terminate and all rights and interests of the Funding Note Indenture Trustee as a party to and the "Owner" of the Funding Agreement(s) and as the assignee of the rights and interests of Global Funding under the Funding Agreements will be immediately transferred by the Funding Note Indenture Trustee, and revert, to Global Funding.

        The Assignment and this letter shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

        All capitalized terms not otherwise defined herein shall have the meanings set forth in the Coordination Agreement set forth in Part F of the Series Instrument for the Trust (the "Coordination Agreement").

PART D
ACKNOWLEDGEMENT OF ASSIGNMENT OF FUNDING AGREEMENT(S)
TO THE FUNDING NOTE INDENTURE TRUSTEE

        With respect to the Assignment of Funding Agreement(s) to the Funding Note Indenture Trustee, set forth in Part C of this Closing Instrument (the "Assignment"), executed by Allstate Life Global Funding (the "Funding Agreement Buyer") and J.P. Morgan Trust Company, National Association (the "Funding Note Indenture Trustee"), and acknowledged by Allstate Life Insurance Company ("Allstate Life") regarding the assignment of the Funding Agreement(s), attached as Exhibit C to this Closing Instrument (the "Funding Agreement(s)"), dated as of the Original Issue Date identified in the Pricing Supplement attached as Annex A to the Series Instrument for the Allstate Life Global Funding Trust

specified in this Closing Instrument (the "Trust"), and in order to induce the Trust to purchase the Funding Note, and the Funding Note Indenture Trustee to accept the Funding Agreement(s) as security for Global Funding's obligations under the Funding Note, Allstate Life hereby (a) represents and warrants to the Funding Agreement Buyer and the Funding Note Indenture Trustee that (i) it has changed its books and records to reflect the Assignment as required by Section 5 of the Funding Agreement(s), (ii) all other conditions precedent to the Assignment set forth in Section 5 of the Funding Agreement(s) have been satisfied and (iii) no person or entity other than the Funding Agreement Buyer or the Funding Note Indenture Trustee has been, and no person or entity other than the Funding Note Indenture Trustee is, shown on Allstate Life's books and records as the owner of or as having any interest in the Funding Agreement(s), (b) covenants and agrees with the Funding Agreement Buyer and the Funding Note Indenture Trustee that it will not hereafter (i) consent to the transfer or assignment of the Funding Agreement(s) to any person or entity other than the Funding Agreement Buyer or the Funding Note Indenture Trustee or (ii) change its books or records to show any person or entity other than the Funding Note Indenture Trustee or the Funding Agreement Buyer, as the owner of or as having any interest in the Funding Agreement(s), except in each case pursuant to written instructions from the Funding Agreement Buyer and the Funding Note Indenture Trustee or their respective successors or as otherwise provided pursuit to the terms of the Funding Note and the Coordination Agreement (as defined below) and (c) covenants and agrees with the Funding Agreement Buyer and the Funding Note Indenture Trustee to (i) consent to any request by the Funding Note Indenture Trustee to transfer or assign the Funding Agreement(s) to any person or entity, (ii) change its books or records to reflect any such transfer or assignment and (iii) take such other action as may be required on its part to cause the conditions precedent for such a transfer or assignment contained in Section 5 of the Funding Agreement(s) to be satisfied with respect to such transfer or assignment.

        Allstate Life hereby also represents that Allstate Life did not receive any notice of any adverse claim prior to (a) its acknowledgment and consent to the Assignment or (b) taking the actions under Section 5 of the Funding Agreement(s) to effect the Assignment.

        This letter agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

        All capitalized terms not otherwise defined herein shall have the meanings set forth in the Coordination Agreement set forth in Part F of the Series Instrument for the Trust (the "Coordination Agreement").

PART E
TERMINATION OF SECURITY INTEREST AND
TRANSFER OF FUNDING AGREEMENT(S) TO GLOBAL FUNDING

        In connection with the assignment of the Funding Agreement(s), attached as Exhibit C to this Closing Instrument, by Allstate Life Global Funding ("Global Funding") to the Allstate Life Global Funding Trust specified in this Closing Instrument (the "Trust"), and the surrender and cancellation of the Funding Note, in accordance with the terms of the Funding Note and the Coordination Agreement (as defined below), Global Funding hereby certifies, and each of Global Funding and J.P. Morgan Trust Company, National Association, as funding note indenture trustee (the "Funding Note Indenture Trustee") agrees, that the Security Agreement (as defined in the Funding Note Indenture set forth in Part C of this Closing Instrument (the "Funding Note Indenture")) in the Funding Note Collateral (as defined in the Funding Note Indenture) in favor of the Funding Note Indenture Trustee has terminated and all rights to the Funding Note Collateral have reverted to Global Funding. The Funding Note Indenture Trustee hereby transfers, as of the Original Issue Date specified in the Pricing Supplement attached to the Series Instrument for the Trust as Annex A, to Global Funding all of its rights and interests of every nature as the Owner (as defined in the Funding Agreement(s)) under the Funding Agreement(s). Global Funding and the Funding Note Indenture Trustee hereby notifies Allstate Life Insurance Company ("Allstate Life") of the termination of the Security Interest and the transfer of the Funding Agreement(s) to Global Funding effected hereby (the "Transfer") and request that Allstate Life consent to the Transfer, and Allstate Life hereby gives consent to the Transfer.

        Each of the Funding Note Indenture Trustee, Global Funding and Allstate Life hereby agrees that, upon giving effect to the Transfer, Global Funding shall be a party to and the "Owner" under the Funding Agreement(s) and shall be the transferee of the rights and interests of the Funding Note Indenture Trustee under the Funding Agreement(s).

        Global Funding hereby represents and covenants that the Funding Agreement(s) will be held, on its behalf, by J. P. Morgan Trust Company, National Association, as custodian, at its registered office in Chicago, Illinois.

        Each of the Funding Note Indenture Trustee, Global Funding and Allstate Life hereby agrees that the Transfer shall not be effective until the conditions precedent to transfer set forth in Section 5 of the Funding Agreement(s) (other than the giving by Allstate Life of its consent to this Transfer) have been complied with by the Funding Note Indenture Trustee, Global Funding and Allstate Life, as the case may be. Each of the Funding Note Indenture Trustee and Global Funding hereby undertakes to take all actions necessary to comply with such conditions, and Allstate Life hereby affirms that it will promptly change its books and records to reflect the Transfer upon receipt of documents required under the Funding Agreement(s).

        The Transfer and this letter shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

        All capitalized terms not otherwise defined herein shall have the meanings set forth in the Coordination Agreement set forth in Part F of the Series Instrument for the Trust (the "Coordination Agreement").

PART F
ACKNOWLEDGEMENT OF TERMINATION OF SECURITY INTEREST
AND TRANSFER OF FUNDING AGREEMENT(S)

        With respect to the Termination of Security Interest and Transfer of Funding Agreement(s) to Allstate Life Global Funding ("Global Funding"), set forth in Part E of this Closing Instrument (the "Transfer"), executed by J.P. Morgan Trust Company, National Association, as funding note indenture trustee (the "Funding Note Indenture Trustee") and Global Funding, and acknowledged by Allstate Life Insurance Company ("Allstate Life") regarding the termination of the Security Interest (as defined in the Funding Note Indenture set forth in Part C of this Closing Instrument (the "Funding Note Indenture")) in the Funding Note Collateral (as defined in the Funding Note Indenture) in favor of the Funding Note Indenture Trustee and the transfer by the Funding Note Indenture Trustee to Global Funding of the Funding Agreement(s), attached as Exhibit C to this Closing Instrument (the "Funding Agreement(s)"), dated as of the Original Issue Date identified in the Pricing Supplement attached as Annex A to the Series Instrument for the Trust, Allstate Life hereby represents and warrants to the Funding Note Indenture Trustee and Global Funding that (a) it has changed its books and records to reflect the Transfer as required by Section 5 of the Funding Agreement(s), (b) all other conditions precedent to the Transfer set forth in Section 5 of the Funding Agreement(s) have been satisfied and (c) no person or entity other than Global Funding or the Funding Note Indenture Trustee has been, and no person or entity other than Global Funding is, shown on Allstate Life's books and records as the owner of or as having any interest in the Funding Agreement(s).

        Allstate Life hereby also represents that Allstate Life did not receive any notice of any adverse claim prior to (a) its acknowledgment and consent to the Transfer or (b) taking the actions under Section 5 of the Funding Agreement(s) to effect the Transfer.

        This letter agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

        All capitalized terms not otherwise defined herein shall have the meanings set forth in the Coordination Agreement set forth in Part F of the Series Instrument for the Trust.

PART G
ASSIGNMENT OF FUNDING AGREEMENT(S) TO THE TRUST

        With respect to (a) the Coordination Agreement among Allstate Life Insurance Company ("Allstate Life"), Allstate Life Global Funding ("Global Funding"), the Allstate Life Global Funding Trust specified in this Closing Instrument (the "Trust") and J.P. Morgan Trust Company, National Association, set forth in Part F of the Series Instrument for the Trust and (b) the Terms Agreement set forth in Part E of the Series Instrument for the Trust, Global Funding hereby assigns absolutely to, and deposits into, the Trust, as of the Original Issue Date specified in the Pricing Supplement attached to the Series Instrument for the Trust as Annex A, all of its rights and interests of every nature as the Owner (as defined in the Funding Agreement(s)) under the Funding Agreement(s), attached as Exhibit C to this Closing Instrument. Global Funding hereby notifies Allstate Life of the assignment of the Funding Agreement(s) to the Trust effected hereby and requests that Allstate Life consent to such assignment, and Allstate Life hereby gives consent to such assignment.

        Each of Global Funding, the Trust and Allstate Life hereby agrees that, upon giving effect to the assignment described above (the "Assignment"), the Trust shall be a party to and the "Owner" under the Funding Agreement(s) and shall be the assignee of the rights and interests of Global Funding under the Funding Agreement(s).

        The Trust hereby represents and covenants that the Funding Agreement(s) will be held, on its behalf, by J. P. Morgan Trust Company, National Association, as custodian, at its registered office in Chicago, Illinois.

        Each of Global Funding, the Trust and Allstate Life hereby agrees that the Assignment shall not be effective until the conditions precedent to transfer set forth in Section 5 of the Funding Agreement(s) (other than the giving by Allstate Life of its consent to this Assignment) have been complied with by Global Funding, the Trust and Allstate Life, as the case may be. Each of Global Funding and the Trust hereby undertakes to take all actions necessary to comply with such conditions, and Allstate Life hereby affirms that it will promptly change its books and records to reflect the Assignment upon receipt of documents required under the Funding Agreement(s).

        The Assignment and this letter shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

        All capitalized terms not otherwise defined herein shall have the meanings set forth in the Coordination Agreement set forth in Part F of the Series Instrument for the Trust.

PART H
ACKNOWLEDGEMENT OF ASSIGMENT OF FUNDING AGREEMENT(S)
TO THE TRUST

        With respect to the Assignment of Funding Agreement(s) to the Trust, set forth in Part G of this Closing Instrument (the "Assignment"), executed by Allstate Life Global Funding ("Global Funding") and the Allstate Life Global Funding Trust specified in this Closing Instrument (the "Funding Agreement Buyer"), and acknowledged by Allstate Life Insurance Company ("Allstate Life") regarding the assignment of the Funding Agreement(s), attached as Exhibit C to this Closing Instrument (the "Funding Agreement(s)"), dated as of the Original Issue Date identified in the Pricing Supplement attached as Annex A to the Series Instrument for the Trust, and in order to induce the Funding Agreement Buyer to purchase the Funding Agreement(s), Allstate Life hereby (a) represents and warrants to Global Funding and the Funding Agreement Buyer that (i) it has changed its books and records to reflect the Assignment as required by Section 5 of the Funding Agreement(s), (ii) all other conditions precedent to the Assignment set forth in Section 5 of the Funding Agreement(s) have been satisfied and (iii) no person or entity other than the Funding Agreement Buyer or Allstate Life Global Funding has been, and no person or entity other than the Funding Agreement Buyer is, shown on Allstate Life's books and records as the owner of or as having any interest in the Funding Agreement(s) and (b) covenants and agrees with Global Funding and the Funding Agreement Buyer that it will not hereafter (i) consent to the transfer or assignment of the Funding Agreement(s) to any person or entity other than the Funding Agreement Buyer and the Indenture Trustee or (ii) change its books or records to show any person or entity other than the Indenture Trustee as the owner of or as having any interest in the Funding Agreement(s), except in each case pursuant to written instructions from the Funding Agreement Buyer and the Indenture Trustee or its successors.

        Allstate Life hereby also represents that Allstate Life did not receive any notice of any adverse claim prior to (a) its acknowledgment and consent to the Assignment or (b) taking the actions under Section 5 of the Funding Agreement(s) to effect the Assignment.

        This letter agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

        All capitalized terms not otherwise defined herein shall have the meanings set forth in the Coordination Agreement set forth in Part F of the Series Instrument for the Trust.

PART I
ASSIGNMENT OF FUNDING AGREEMENT(S)
TO THE INDENTURE TRUSTEE

        With respect to (a) the Indenture set forth in Part A of this Closing Instrument (the "Indenture") between the Allstate Life Global Funding Trust specified in this Closing Instrument (the "Trust") and J.P. Morgan Trust Company, National Association, as trustee (the "Indenture Trustee") and (b) the Terms Agreement set forth in Part E of the Series Instrument for the Trust and in furtherance of the grant to the Indenture Trustee for the benefit and security of the holders of the Notes, the Trust hereby assigns, as of the Original Issue Date specified in the Pricing Supplement attached to the Series Instrument for the Trust as Annex A, to the Indenture Trustee all of its rights and interests of every nature as the Owner (as defined in the Funding Agreement(s)) under the Funding Agreement(s), attached as Exhibit C to this Closing Instrument. The Trust hereby notifies Allstate Life Insurance Company ("Allstate Life") of the assignment of the Funding Agreement(s) to the Indenture Trustee effected hereby and requests that Allstate Life consent to such assignment, and Allstate Life hereby gives consent to such assignment.

        Each of the Trust, the Indenture Trustee and Allstate Life hereby agrees that, upon giving effect to the assignment described above (the "Assignment"), the Indenture Trustee shall be a party to and the "Owner" under the Funding Agreement(s) and shall be the assignee of the rights and interests of the Trust under the Funding Agreement(s).

        The Indenture Trustee hereby represents and covenants that the Funding Agreement(s) will be held by the Indenture Trustee at its registered office in Chicago, Illinois.

        Each of the Trust, the Indenture Trustee and Allstate Life hereby agrees that the Assignment shall not be effective until the conditions precedent to assignment set forth in Section 5 of the Funding Agreement(s) (other than the giving by Allstate Life of its consent to this Assignment) have been complied with by the Trust, the Indenture Trustee and Allstate Life, as the case may be. Each of the Trust and the Indenture Trustee hereby undertakes to take all actions necessary to comply with such conditions, and Allstate Life hereby affirms that it will promptly change its books and records to reflect the Assignment upon receipt of documents required under the Funding Agreement(s).

        The Assignment and this letter shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

        All capitalized terms not otherwise defined herein shall have the meanings set forth in the Coordination Agreement set forth in Part F of the Series Instrument for the Trust.

PART J
ACKNOWLEDGEMENT OF ASSIGNEMNT OF FUNDING AGREEMENT(S)
TO THE INDENTURE TRUSTEE

        With respect to the Assignment of Funding Agreement(s) to the Indenture Trustee, set forth in Part I of this Closing Instrument (the "Assignment"), executed by the Allstate Life Global Funding Trust specified in this Closing Instrument (the "Funding Agreement Buyer") and J.P. Morgan Trust Company, National Association (the "Indenture Trustee"), and acknowledged by Allstate Life Insurance Company ("Allstate Life") regarding the assignment of the Funding Agreement(s), attached as Exhibit C to this Closing Instrument (the "Funding Agreement(s)"), dated as of the Original Issue Date identified in the Pricing Supplement attached as Annex A to the Series Instrument for the Trust, and in order to induce the Funding Agreement Buyer to purchase the Funding Agreement(s), and the Indenture Trustee to accept the Funding Agreement(s) as security for the Funding Agreement Buyer's obligations under the Notes, Allstate Life hereby (a) represents and warrants to the Funding Agreement Buyer and the Indenture Trustee that (i) it has changed its books and records to reflect the Assignment as required by Section 5 of the Funding Agreement(s), (ii) all other conditions precedent to the Assignment set forth in Section 5 of the Funding Agreement(s) have been satisfied and (iii) no person or entity other than the Funding Agreement Buyer, Allstate Life Global Funding, the Funding Note Indenture Trustee or the Indenture Trustee has been, and no person or entity other than the Indenture Trustee is, shown on Allstate Life's books and records as the owner of or as having any interest in the Funding Agreement(s), (b) covenants and agrees with the Funding Agreement Buyer and the Indenture Trustee that it will not hereafter (i) consent to the transfer or assignment of the Funding Agreement(s) to any person or entity other than the Funding Agreement Buyer and the Indenture Trustee or (ii) change its books or records to show any person or entity other than the Indenture Trustee as the owner of or as having any interest in the Funding Agreement(s), except in each case pursuant to written instructions from the Funding Agreement Buyer and the Indenture Trustee or its successors and (c) covenants and agrees with the Funding Agreement Buyer and the Indenture Trustee to (i) consent to any request by the Indenture Trustee to transfer or assign the Funding Agreement(s) to any person or entity, (ii) change its books or records to reflect any such transfer or assignment and (iii) take such other action as may be required on its part to cause the conditions precedent for such a transfer or assignment contained in Section 5 of the Funding Agreement(s) to be satisfied with respect to such transfer or assignment.

        Allstate Life hereby also represents that Allstate Life did not receive any notice of any adverse claim prior to (a) its acknowledgment and consent to the Assignment or (b) taking the actions under Section 5 of the Funding Agreement(s) to effect the Assignment.

        This letter agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

        All capitalized terms not otherwise defined herein shall have the meanings set forth in the Coordination Agreement set forth in Part F of the Series Instrument for the Trust.

PART K
CERTIFICATE REGARDING CUSTODY OF FUNDING AGREEMENT(S)

        Reference is hereby made to (i) the Indenture set forth in Part A of this Closing Instrument and (ii) the Coordination Agreement set forth in Part F of the Series Instrument for the Trust (the "Coordination Agreement"). Capitalized terms used in this Certificate and not otherwise defined have the meanings ascribed in the Coordination Agreement.

        In connection with (i) Funding Agreement(s) attached to this Closing Instrument as Exhibit C (the "Funding Agreement(s)"), issued by Allstate Life Insurance Company ("Allstate Life") and (ii) the Assignment of Funding Agreement(s) to the Indenture Trustee set forth in Part I of this Closing Instrument, the Collateral Custodian hereby represents that:

          (1)   it is holding the Funding Agreement(s) in custody and the Funding Agreement(s) are in its possession at: J.P. Morgan Trust Company, National Association, 1 Bank One Plaza, Mail Code IL1-0481, Chicago, Illinois 60670; and

          (2)   it has no claim against Global Funding or the Trust with respect to the Funding Agreement(s) and, to the best of its knowledge, all liens, if any, on the Funding Agreement(s) in favor of Global Funding or the Trust have been satisfied.

PART L
INSTRUCTIONS OF THE TRUST

        Reference is hereby made to the Indenture set forth in Part A of this Closing Instrument (the "Indenture") between the Allstate Life Global Funding Trust specified in this Closing Instrument (the "Trust") and J.P. Morgan Trust Company, National Association, as Paying Agent, Registrar and Indenture Trustee (the "Indenture Trustee"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Indenture Terms attached to this Closing Instrument as Exhibit A.

        The Trust herewith delivers to the Indenture Trustee, or has caused to be delivered to the Indenture Trustee, pursuant to the Indenture, each Note Certificate representing the Notes (each, a "Note Certificate"), bearing the CUSIP No. identified in the Pricing Supplement attached as Annex A to the Series Instrument for the Trust (the "Pricing Supplement"), having an initial Principal Amount identified in the Pricing Supplement.

        The Trust hereby instructs the Indenture Trustee to (i) authenticate each Note Certificate, (ii) register the Notes represented by each Note Certificate in the name of the Depositary identified on the Pricing Supplement (the "Depositary"), (iii) accept the deposit of each Note Certificate and hold in safe custody each Note Certificate as custodian or common depositary for the Depositary, and (iv) take all such other reasonable action as may be required to give effect to the foregoing.

        The Trust hereby further directs the Indenture Trustee to deposit the Net Proceeds to the Trust (as identified in the Pricing Supplement) in respect of the Notes to:

  [                        ] Bank, Chicago

  Illinois ABA # [                        ]

  Credit: [                        ]

  Account # [                        ]: Allstate Life Global Funding

  Contract # [                        ]

or such other account as may be specified to the Indenture Trustee by or on behalf of the Trust.

PART M
ACKNOWLEDGEMENT OF INDENTURE TRUSTEE
CONCERNING THE NOTE CERTIFICATE

        J.P. Morgan Trust Company, National Association, as Paying Agent, Registrar and Indenture Trustee, certifies, as of the Original Issue Date identified in the Pricing Supplement attached as Annex A to the Series Instrument for the Trust (the "Pricing Supplement"), the following:

          1.     it has received each Note Certificate; and

          2.     (a) it has duly authenticated each Note Certificate (b) if applicable, registered the Notes represented by each Note Certificate in the name of the Depositary, (c) it has accepted the deposit and will hold in safe custody each Note Certificate as custodian or common depositary for the Depositary and (d) it will take all such other reasonable action as may be required to give effect to the foregoing.

In connection with the above issue, it also hereby confirms that, by order of the Agent(s) identified in the Pricing Supplement, it has made the following irrevocable payment instruction:

Payment Date:	Original Issue Date identified in the Pricing Supplement
Amount:	Net Proceeds to the Trust identified in the Pricing Supplement
Payment to:	Account specified in Part L of this Closing Instrument

All capitalized terms not otherwise defined herein shall have the meanings set forth in Part L of this Closing Instrument.

PART N
CERTIFICATE OF INDENTURE TRUSTEE CONCERNING
THE FUNDING AGREEMENT(S)

        Reference is hereby made to the Indenture set forth in Part A of this Closing Instrument (the "Indenture") between the Allstate Life Global Funding Trust specified in this Closing Instrument (the "Trust") and J.P. Morgan Trust Company, National Association, as indenture trustee (the "Indenture Trustee").

        In connection with (i) the Funding Agreement(s) attached as Exhibit C to this Closing Instrument (the "Funding Agreement(s)") and (ii) the Assignment of Funding Agreement(s) to the Indenture Trustee set forth in Part I of this Closing Instrument, the Indenture Trustee hereby represents that it has received delivery of the Funding Agreement(s) and is holding such Funding Agreement(s) for the benefit and security of the holders of the Notes specified in the Pricing Supplement attached as Annex A to the Series Instrument for the Trust and that the Funding Agreement(s) is/are in the possession of the Indenture Trustee at the address below:

  J.P. Morgan Trust Company, National Association
  1 Bank One Plaza
  Mail Code IL1-0481
  Chicago, IL 60670

or such other location in the State of Illinois as may be specified to the Trust by the Indenture Trustee.

PART O
CERTIFICATE
OF GLOBAL FUNDING
PURSUANT TO SECTION 6(C)
OF THE DISTRIBUTION AGREEMENT

        Allstate Life Global Funding, a statutory trust organized under the laws of the State of Delaware ("Global Funding"), does hereby certify to each Agent identified in the Pricing Supplement attached as Annex A to the Series Instrument for the Allstate Life Global Funding Trust specified in this Closing Instrument (the "Trust") pursuant to Section 6(c) of the Distribution Agreement attached as Exhibit E to the Series Instrument for the Trust (the "Distribution Agreement") that, as of the Original Issue Date (as specified in the Pricing Supplement attached to the Series Instrument for the Trust as Annex A, the "Original Issue Date"):

          1.     the representations and warranties of Global Funding and, if applicable, the Trust in the Distribution Agreement are true and correct on and as of the Original Issue Date and Global Funding and, if applicable, the Trust have complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Original Issue Date;

          2.     no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to Global Funding's knowledge, threatened; and

          3.     since the date of the Prospectus there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus, and there has been no document required to be filed under the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations which, upon filing, would be deemed to be incorporated by reference in the Prospectus which has not been so filed.

All capitalized terms not otherwise defined herein shall have the meanings set forth in the Distribution Agreement.

PART P
OFFICER'S CERTIFICATE
OF ALLSTATE LIFE INSURANCE COMPANY
PURSUANT TO SECTION 6(D)
OF THE DISTRIBUTION AGREEMENT

        The signatory identified in Part X of this Closing Instrument (the "Officer"), a duly elected officer of Allstate Life Insurance Company, an Illinois insurance company ("Allstate Life"), does hereby certify to each Agent identified in the Pricing Supplement attached as Annex A to the Series Instrument for the Allstate Life Global Funding Trust specified in this Closing Instrument (the "Trust"), in such capacity and on behalf of Allstate Life, pursuant to Section 6(d) of the Distribution Agreement attached as Exhibit E to the Series Instrument for the Trust (the "Distribution Agreement") that, to the knowledge of the Officer based upon reasonable investigation, as of the Original Issue Date specified in the Pricing Supplement attached to the Series Instrument for the Trust as Annex A:

          1.     no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to Allstate Life's knowledge, threatened;

          2.     since the date of the Prospectus there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus, and there has been no document required to be filed under the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations which, upon filing, would be deemed to be incorporated by reference in the Prospectus which has not been so filed; and

          3.     nothing has come to the attention of Allstate Life that would cause it to believe that the priority status of the Funding Agreement(s) under Section 5/205 of the Illinois Insurance Code has been adversely modified since the date of the last delivery of the opinion issued by Lord, Bissell & Brook LLP, substantially in the form of Exhibit C to the Distribution Agreement.

All capitalized terms not otherwise defined herein shall have the meanings set forth in the Distribution Agreement.

PART Q
SECRETARY'S CERTIFICATE OF
ALLSTATE LIFE INSURANCE COMPANY

        The signatory identified in Part X of this Closing Instrument, the duly elected Secretary of Allstate Life Insurance Company, an Illinois insurance company ("Allstate Life"), does hereby certify as of the Original Issue Date (as specified in the Pricing Supplement attached to the Series Instrument for the Trust as Annex A, the "Original Issue Date") that:

          1.     Attached hereto as Annex A is a true, complete and correct copy of the Articles of Amendment to the Articles of Incorporation of Allstate Life as amended to date and as in full force and effect on the Original Issue Date; since [December 29, 1999], no action has been taken by Allstate Life or any officers, directors or shareholders of Allstate Life to effect or authorize any amendment thereto;

          2.     Attached hereto as Annex B is a true, complete and correct copy of the By-Laws of Allstate Life as amended to the Original Issue Date and as in full force and effect on the Original Issue Date;

          3.     Attached hereto as Annex C is a true, complete and correct copy of the resolutions of the Board of Directors of Allstate Life duly adopted on November 20, 2003 and such resolutions have not been amended, modified, annulled or revoked, and are in full force and effect on the Original Issue Date; and

          4.     Each of the following individuals have been duly elected or appointed to the position of Allstate Life shown opposite each of their names along with a true specimen of each of their respective signatures:

Name	Title	Signature

Casey J. Sylla	President
Michael J. Velotta	Senior Vice President, General Counsel and Secretary
Sarah R. Donahue	Assistant Vice President

EXHIBIT A TO PART Q

EXHIBIT B TO PART Q

EXHIBIT C TO PART Q

PART R
CERTIFICATE OF INDENTURE TRUSTEE CONCERNING CORPORATE MATTERS

        Reference is made to the Indenture set forth in Part A of this Closing Instrument (the "Indenture") between the Allstate Life Global Funding Trust specified in this Closing Instrument (the "Trust") and J.P. Morgan Trust Company, National Association, as indenture trustee (the "Indenture Trustee") entered into in connection with the issuance of the secured medium term notes of the Trust (the "Notes"), and to the Coordination Agreement set forth in Part F of the Series Instrument for the Trust (the "Coordination Agreement") between the Trust and the Indenture Trustee. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Indenture Terms attached as Exhibit A to this Closing Instrument (the "Standard Indenture Terms").

        1.     Each of the Indenture and the Coordination Agreement has been duly executed and delivered on behalf of the Indenture Trustee by an authorized officer of the Indenture Trustee.

        2.     Each person who, as an officer of the Indenture Trustee, signed the Indenture or the Coordination Agreement, was duly elected or appointed, qualified and acting as such officer at the respective time of the signing and delivery thereof and was duly authorized to sign such document on behalf of the Indenture Trustee, and the signature of each such person is the genuine signature of such officer.

        3.     Each person who, as an officer of the Indenture Trustee, authenticated certificates representing the Notes issued under the Indenture was at the time of such authentication and is now a duly elected or appointed officer of the Indenture Trustee authorized and empowered so to act and the signature of each such person appearing on any such certificate is genuine. The Indenture Trustee has examined the form of Notes certificate so authenticated and delivered and has found the same to be in substantially the form called for by the Indenture.

        4.     Attached hereto as Exhibit A is a true, correct and complete copy of an extract of the bylaws of the Indenture Trustee evidencing the authority of certain officers of the Indenture Trustee to sign indentures and authenticate certificates representing securities, which bylaws are in effect at the Original Issue Date specified in the Pricing Supplement attached to the Series Instrument for the Trust as Annex A and at all times since December 3, 2001.

        5.     The Indenture Trustee is eligible to act as Indenture Trustee under Section 6.7 of the Standard Indenture Terms.

EXHIBIT A TO PART R

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

EXTRACT OF BY-LAWS

As amended through December 3, 2001

        Section 8.2.    Execution of Instruments.    All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted on behalf of the Association by the Chairperson or Co-Chairpersons of the board, or the President, or any Vice Chairperson, or any Managing Director, or any Vice President, or any Assistant Vice President, or the Chief Financial Officer, or the Controller, or the Secretary, or the Cashier, or, if in connection with the provision of fiduciary, corporate trust, escrow or agency services, by any of those officers or by any Trust Officer or any Assistant Trust Officer. Any such instruments may also be executed, acknowledged, verified, delivered or accepted on behalf of the Association in such other manner and by such other officers or other persons as the board may from time to time direct. The provisions of this Section 8.2 are supplementary to any other provision of these by-laws.

PART S
CERTIFICATE OF AMACAR PACIFIC CORP.

        The signatory identified in Part X of this Closing Instrument, the duly appointed Secretary of AMACAR Pacific Corp., a Delaware corporation ("AMACAR"), does hereby certify as of the Original Issue Date identified in the Pricing Supplement attached as Annex A to the Series Instrument for the Trust (the "Original Issue Date") that:

          1.     Each of the persons named on Exhibit A hereto has been duly elected or appointed and is duly qualified as an officer of AMACAR on the Original Issue Date, holding the office or offices set forth opposite his or her name, and the signature set forth opposite his or her name is a specimen of his or her genuine signature.

          2.     Attached hereto as Exhibit B is a true and correct copy of the Certificate of Incorporation of AMACAR as in effect on the Original Issue Date.

          3.     Attached hereto as Exhibit C is a true and correct copy of the By-Laws of AMACAR as in effect on the Original Issue Date.

          4.     Attached hereto as Exhibit D is a true and correct copy of a resolution duly adopted by the Board of Directors of AMACAR at a meeting thereof duly called and held on [    ], at which a quorum was present and acting throughout. Such resolution has not been amended, modified, rescinded or revoked and is in full force and effect on the Original Issue Date.

          5.     Attached hereto as Exhibit E is a true and correct copy of a resolution duly adopted by the Board of Directors of AMACAR at a meeting thereof duly called and held on [    ], at which a quorum was present and acting throughout. Such resolution has not been amended, modified, rescinded or revoked and is in full force and effect on the Original Issue Date.

          6.     AMACAR is a corporation existing and in good standing under the laws of the State of Delaware.

          7.     There is no proceeding pending or, to the best of my knowledge, threatened for the dissolution or liquidation of AMACAR.

All capitalized terms not otherwise defined herein shall have the meanings set forth in the Administrative Services Agreement set forth in Part B to the Series Instrument for the Trust.

EXHIBIT A TO PART S

Name	Office	Signature

EXHIBIT B TO PART S

EXHIBIT C TO PART S

EXHIBIT D TO PART S

EXHIBIT E TO PART S

PART T
CROSS-RECEIPT BETWEEN THE
TRUST AND THE AGENT(S)

        Reference is hereby made to the Terms Agreement set forth in Part E of the Series Instrument for the Trust (the "Terms Agreement"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Terms Agreement.

        1.     The Trust hereby acknowledges receipt from the Agent(s) of immediately available funds in the amount of the Net Proceeds to the Trust identified in the Pricing Supplement attached as Annex A to the Series Instrument for the Trust, representing payment in full of the Notes sold to the Agent(s) pursuant to the Terms Agreement.

        2.     The Agent(s) hereby acknowledge(s) receipt from the Trust of the Notes sold to the Agent(s) by the Trust pursuant to the Terms Agreement.

PART U
CROSS-RECEIPT BETWEEN THE TRUST
AND GLOBAL FUNDING

        Reference is hereby made to the Coordination Agreement set forth in Part F of the Series Instrument for the Trust (the "Coordination Agreement"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Coordination Agreement.

        1.     Global Funding hereby acknowledges receipt from the Trust of immediately available funds in the amount of the Net Proceeds to the Trust identified in the Pricing Supplement attached as Annex A to the Series Instrument for the Trust, representing payment in full of the Funding Note sold to the Trust pursuant to the Coordination Agreement.

        2.     The Trust hereby acknowledges receipt from Global Funding of the Funding Note sold to the Trust pursuant to the Coordination Agreement.

PART V
CROSS-RECEIPT BETWEEN
GLOBAL FUNDING AND
ALLSTATE LIFE

        Reference is hereby made to the Coordination Agreement set forth in Part F of the Series Instrument for the Trust (the "Coordination Agreement"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Coordination Agreement.

        1.     Allstate Life hereby acknowledges receipt from Global Funding of immediately available funds in the amount of the Net Proceeds to the Trust identified in the Pricing Supplement attached as Annex A to the Series Instrument for the Trust, representing payment in full of the Funding Agreement(s) sold to Global Funding pursuant to the Coordination Agreement.

        2.     Global Funding hereby acknowledges receipt from Allstate Life of the Funding Agreement(s) sold to Global Funding pursuant to the Coordination Agreement.

PART W
CROSS-RECEIPT BETWEEN
GLOBAL FUNDING AND
THE TRUST

        Reference is hereby made to the Coordination Agreement set forth in Part F of the Series Instrument for the Trust (the "Coordination Agreement"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Coordination Agreement.

        1.     The Trust hereby acknowledges receipt from Global Funding of the Funding Agreement(s).

        2.     Global Funding hereby acknowledges the Trust's surrender of the Funding Note.

PART X
MISCELLANEOUS AND EXECUTION PAGES

        This Closing Instrument may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Facsimile signatures shall be deemed original signatures.

        Each signatory, by its execution hereof, does hereby become a party to, or executes, each of the agreements and certificates identified below for such signatory as of the date specified in such agreements and certificates.

        It is expressly understood and agreed by the parties that (a) Wilmington Trust Company (the "Delaware Trustee") is hereby instructed by Global Funding and the Trust to execute this Closing Instrument on their behalf, (b) this Closing Instrument is executed and delivered by the Delaware Trustee, not individually or personally, but solely as Delaware Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement set forth in Part A to the Series Instrument for the Trust (the "Trust Agreement"), (c) each of the representations, undertakings and agreements made on the part of the Trust in this Closing Instrument is made and intended not as personal representations, undertakings and agreements by the Delaware Trustee but is made and intended for the purpose of binding only the Trust, (d) nothing contained herein shall be construed as creating any liability on the Delaware Trustee individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (e) under no circumstances shall the Delaware Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for any breach or failure of any obligation, representation, warranty or covenant to be made or undertaken by the Trust under the Indenture set forth in Part A to this Closing Instrument or any other related documents; PROVIDED, HOWEVER, that such waiver shall not affect the liability of the Delaware Trustee (or any entity acting as successor or additional trustee) to any person under any other agreement to the extent expressly agreed to in its individual capacity under the Trust Agreement.

        IN WITNESS WHEREOF, the undersigned have executed this Closing Instrument.

ALLSTATE LIFE INSURANCE COMPANY (for purposes of (i) the Assignment of Funding Agreement(s) to the Funding Note Indenture Trustee set forth in Part C herein, (ii) the Acknowledgement of Assignment of Funding Agreement(s) to the Funding Note Indenture Trustee set forth in Part D herein, (iii) the Termination of Security Interest and Transfer of Funding Agreement(s) to Global Funding set forth in Part E herein, (iv) the Acknowledgement of Termination of Security Interest and Transfer of Funding Agreement(s) set forth in Part F herein, (v) the Assignment of Funding Agreement(s) to the Trust set forth in Part G herein, (vi) the Acknowledgement of Assignment of Funding Agreement(s) to the Trust set forth in Part H herein, (vii) the Assignment of Funding Agreement(s) to the Indenture Trustee set forth in Part I herein, (viii) the Acknowledgement of Assignment of Funding Agreement(s) to the Indenture Trustee set forth in Part J herein and (ix) the Cross-Receipt between Global Funding and Allstate Life set forth in Part V herein)
By:	Name: Title:
SECRETARY OF ALLSTATE LIFE INSURANCE COMPANY (for purposes of the Secretary's Certificate of Allstate Life Insurance Company set forth in Part Q herein)
By:	Name: Title: Secretary

I, an authorized officer of Allstate Life Insurance Company, do hereby certify that the above signature is the true and genuine signature of the duly elected, qualified and acting Secretary of Allstate Life Insurance Company.
By:	Name: Title:

AUTHORIZED OFFICER OF ALLSTATE LIFE INSURANCE COMPANY (for purposes of the Officer's Certificate of Allstate Life Insurance Company Pursuant to Section 6(d) of the Distribution Agreement set forth in Part P herein)
By:	Name: Title:

ALLSTATE LIFE GLOBAL FUNDING (for purposes of (i) the Funding Note Indenture set forth in Part B herein, (ii) the Assignment of Funding Agreement(s) to the Funding Note Indenture Trustee set forth in Part C herein, (iii) the Acknowledgement of Assignment of Funding Agreement(s) to the Funding Note Indenture Trustee set forth in Part D herein, (iv) the Termination of Security Interest and Transfer of Funding Agreement(s) to Global Funding set forth in Part E herein, (v) the Acknowledgement of Termination of Security Interest and Transfer of Funding Agreement(s) set forth in Part F herein, (vi) the Assignment of Funding Agreement(s) to the Trust set forth in Part G herein, (vii) the Acknowledgement of Assignment of Funding Agreement(s) Transfer to the Trust set forth in Part H herein, (viii) the Certificate of Global Funding Pursuant to Section 6(c) of the Distribution Agreement set forth in Part O herein, (ix) the Cross-Receipt between the Trust and Global Funding set forth in Part U herein, (x) the Cross-Receipt between Global Funding and Allstate Life set forth in Part V herein and (xi) the Cross-Receipt between Global Funding and the Trust set forth in Part W herein)
By:	Wilmington Trust Company, solely in its capacity as Delaware Trustee
By:	Name: Title:

THE ALLSTATE LIFE GLOBAL FUNDING TRUST SPECIFIED ABOVE (for purposes of (i) the Indenture set forth in Part A herein, (ii) the Assignment of Funding Agreement(s) to the Trust set forth in Part G herein, (iii) the Acknowledgement of Assignment of Funding Agreement(s) to the Trust set forth in Part H herein, (iv) the Assignment of Funding Agreement(s) to the Indenture Trustee set forth in Part I herein, (v) the Acknowledgement of Assignment of Funding Agreement(s) Assignment to the Indenture Trustee set forth in Part J herein, (vi) the Instructions of the Trust set forth in Part L herein, (vii) Cross-Receipt between the Trust and the Agent(s) set forth in Part T herein, (viii) the Cross-Receipt between the Trust and Global Funding set forth in Part U herein and (ix) the Cross-Receipt between Global Funding and the Trust set forth in Part W herein)
By:	Wilmington Trust Company, solely in its capacity as Delaware Trustee
By:	Name: Title:

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION (for purposes of (i) the Indenture set forth in Part A herein, (ii) the Funding Note Indenture set forth in Part B herein, (iii) the Assignment of Funding Agreement(s) to the Funding Note Indenture Trustee set forth in Part C herein, (iv) the Acknowledgement of Assignment of Funding Agreement(s) to the Funding Note Indenture Trustee set forth in Part D herein, (v) the Termination of Security Interest and Transfer of Funding Agreement(s) to Global Funding set forth in Part E herein, (vi) the Acknowledgement of Termination of Security Interest and Transfer of Funding Agreement(s) set forth in Part F herein,(vii) the Assignment of Funding Agreement(s) to the Indenture Trustee set forth in Part I herein, (viii) the Acknowledgement of Assignment of Funding Agreement(s) to the Indenture Trustee set forth in Part J herein, (ix) the Instructions of the Trust set forth in Part L herein, (x) the Acknowledgement of Indenture Trustee Concerning the Note Certificate set forth in Part M herein, (xi) the Certificate of Indenture Trustee Concerning the Funding Agreement(s) set forth in Part N herein and (xii) the Certificate of Indenture Trustee Concerning Corporate Matters set forth in Part R herein)
By:	Name: Title:
J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, Chicago, Illinois office (for purposes of the Certificate Regarding Custody of Funding Agreement(s) set forth in Part K herein)
By:	Name: Title:
SECRETARY OF AMACAR Pacific Corp. (for purposes of the Certificate of AMACAR Pacific Corp. set forth in Part S herein)
By:	Name: Title: Secretary

I, an authorized officer of AMACAR Pacific Corp., do hereby certify that the above signature is the true and genuine signature of the duly elected, qualified and acting Secretary of AMACAR Pacific Corp.
By:	Name: Title:

[MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED] (for purposes of the Cross-Receipt between the Trust and the Agent(s) set forth in Part T herein)
By:	Name: Title:

EXHIBIT A

STANDARD INDENTURE TERMS

A-1

EXHIBIT B

STANDARD FUNDING NOTE INDENTURE TERMS

B-1

EXHIBIT C

FUNDING AGREEMENT(S)

C-1

EXHIBIT D

UCC-1 FINANCING STATEMENT

D-1

ANNEX A

INDENTURE TRUSTEE SERVICE
FEE SCHEDULE

A-A-1

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  EXHIBIT 4.14